UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2008

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On August 12, 2008, TA Operating LLC (TA Operating), TA Franchise Systems LLC (TA Franchise), and Petro Stopping Centers, L.P. (Petro), subsidiaries of TravelCenters of America LLC, or TravelCenters, entered Amendment No. 4 (the Amendment) to an operating agreement that TA Operating and TA Franchise were preexisting parties to with Daimler Trucks North America LLC, F/K/A Freightliner Corporation and Freightliner LLC.

The Freightliner Express Operating Agreement, dated as of July 21, 1999, by and among Freightliner Corporation, TA Operating, and TA Franchise was filed with the Securities and Exchange Commission (SEC) as Exhibit 10.5 to TravelCenters’s Registration Statement on Form S-1, filed on December 12, 2006, File No. 333-139272.  This operating agreement was previously amended by Amendment No. 1 dated November 9, 2000, Amendment No. 2 dated April 15, 2003, and Amendment No. 3 dated July 26, 2006 (all collectively referred to herein as the Operating Agreement).  Amendments No. 1, No. 2 and No. 3 to the Operating Agreement were filed with the SEC as Exhibits 10.6, 10.7 and 10.8 to TravelCenters’s Registration Statement on Form S-1, filed on December 12, 2006, File No. 333-139272.

The Amendment adds Petro as a party to the Operating Agreement as of August 12, 2008.  Petro was acquired by TravelCenters on May 30, 2007 and became an affiliate of TA Operating and TA Franchise as a result.   Pursuant to the Amendment, as of August 12, 2008, the stopping center sites with repair facilities which are owned or leased by Petro and operated by Petro under the “Petro” trademark were added to the TravelCenters sites that are subject to the Operating Agreement.  The Amendment also extended the initial term of the Operating Agreement by five years, to July 20, 2019.  The foregoing description of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1

Amendment No. 4 to Operating Agreement dated as of August 12, 2008 by and between Daimler Trucks North America LLC, F/K/A Freightliner Corporation and Freightliner LLC, TA Operating LLC (successor by conversion to TA Operating Corp.), TA Franchise Systems LLC (successor by conversion to TA Franchise Systems Inc.) and Petro Stopping Centers, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial
Officer and Treasurer

Dated: August 15, 2008

EXHIBIT INDEX

Exhibit	Description

10.1

Amendment No. 4 to Operating Agreement dated as of August 12, 2008 by and between Daimler Trucks North America LLC, F/K/A Freightliner Corporation and Freightliner LLC, TA Operating LLC (successor by conversion to TA Operating Corp.), TA Franchise Systems LLC (successor by conversion to TA Franchise Systems Inc.) and Petro Stopping Centers, L.P.